Form 8-K

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report(Date of earliest event reported):
                                  March 3, 2000


                            WESTMORELAND COAL COMPANY
                            -------------------------
             (Exact name of registrant as specified in its charter)


          DELAWARE                       0-752                    23-1128670
          --------                       -----                    ----------
(State or other jurisdiction       (Commission File           (I.R.S. Employer
    of incorporation or                  Number              Identification No.)
       organization)


2 North Cascade Avenue, 14th Floor, Colorado Springs, Colorado       80903
--------------------------------------------------------------       -----
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number,
   including area code:                            719-442-2600
                                                   ------------

Item 5.     Other Events

     The Company reported that, in an appeal by Virginia Power of an earlier trial court decision in favor of Westmoreland regarding payments withheld by Virginia Power, the Virginia Supreme Court has reversed that ruling insofar as the trial court limited its inquiry to the intent of the parties at the time the original contact was entered into in 1989, and remanded the case to trial court for further proceedings.

Item 7. Financial Statements and Exhibits

            (c) Exhibits

            Exhibit 99.1 -- Press release dated March 3, 2000.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                         WESTMORELAND COAL COMPANY



Date: March 6, 2000                 /s/ Robert J. Jaeger
                                    --------------------------
                                    By: Robert J. Jaeger
                                    Senior Vice President-Finance
                                    and Treasurer

<PAGE 1>
Exhibit 99.1
                        ---------------------------------
                             Virginia Supreme Court
                        Reverses ROVA Contract Ruling And
                             Remands To Trial Court
                        ---------------------------------

Colorado Springs, CO - March 3, 2000 -- Westmoreland Coal Company (AMEX: WLB) reported today that, in an appeal by Virginia Power of an earlier trial court decision in favor of Westmoreland regarding payments withheld by Virginia Power, the Virginia Supreme Court has reversed that ruling insofar as the trial court limited its inquiry to the intent of the parties at the time the original contact was entered into in 1989, and remanded the case to trial court for further proceedings. The remand indicates that the trial court should have taken evidence on the parties' intent regarding Virginia Power's obligations under 1990 and 1991 Amendments and Restatements of the original Power Purchase Agreement as well, even though the language of the disputed provisions never changed. Any request for a rehearing must be filed within ten days.

The remand to the trial court will have no adverse effect on the Company's financial results. The Company has not recognized any revenue in its financial statements for its share of the withheld payments or projected such payments in the future.

Virginia Power has withheld capacity payments for all Roanoke Valley Independent Power Facility ("ROVA") Unit I forced outage days since commencement of commercial operation in 1994. ROVA was developed and is owned by the Westmoreland-LG&E Partnership ("WLP"), a 50/50 partnership between Westmoreland's wholly owned subsidiary, Westmoreland Energy, Inc., and LG&E Power Inc., a subsidiary of LG&E Energy Corp. Generally, a forced outage day is a day when a generation facility is unable to generate a specified level of electrical output due to unexpected operational constraints. All generating facilities experience such forced outages, so planned availability in the industry is less than 100%. WLP disputed Virginia Power's interpretation of the power purchase contract and had sought payment of withheld capacity payments plus interest. WLP obtained a ruling in its favor from the Circuit Court of the City of Richmond, Virginia on December 2, 1998.

W. Michael Lepchitz, President of Westmoreland Energy, Inc., commented: "The question before the trial court now will be whether the intent of the parties changed between 1989 and 1991, even though the language of the disputed provisions did not. The remand back to trial court is frustrating, but in no way diminishes the correctness of our position or our resolve to see this matter through."

<PAGE 2>
Christopher  K. Seglem,  Westmoreland's  Chairman,  President  and CEO,  stated:
"Since its inception, the ROVA project has been an exceptional project for us and we are very proud of its performance. Throughout the period of the dispute, the project has acted prudently and stepped up efforts to further reduce forced outage days and the potential adverse financial impacts of Virginia Power's interpretation of the contract. This delay in the final resolution of the dispute with Virginia Power is disappointing, but due to the success of the project's efforts, should have minimal impact on the project going forward and will have no material adverse impact on the project's continued financial performance. We believe the decision's principal financial impact will be to require the Company to expend additional monies to obtain what is owed to it and to delay the availability of the sums due which could be used for development and other purposes. However, in February the Company obtained a distribution of over $6 million from its overfunded Black Lung Trust, so that additional infusion of cash is now available to support our efforts. We will be addressing Westmoreland's growth plans and those efforts shortly in connection with our Annual Report to Shareholders."

The ROVA facility, fueled by pulverized coal, has had an exceptional operating history. Named a "Project of the Year" by Power Engineering and Power Engineering International Magazines in 1997, it was honored as a "clean" project due its innovative use of environmental controls and was also recognized by the magazines for the significant positive economic and social impact it has had on the local community. The facility is located in Weldon, North Carolina.

Westmoreland Coal Company is a diversified energy company headquartered in Colorado Springs, Colorado. It is currently engaged in western Powder River Basin coal mining through its 80%-owned subsidiary Westmoreland Resources, Inc. and independent power production through its wholly owned subsidiary Westmoreland Energy, Inc. The Company also holds a 20% interest in Dominion Terminal Associates, a coal shipping and terminal facility in Newport News, Virginia.

     This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, including without limitation: general economic and business conditions; the ability of the Company to implement its business strategy; the Company's access to financing; the Company's ability to successfully identify new business opportunities; funding status of the UMWA Combined Benefit Fund; the Company's ability to achieve anticipated cost savings and profitability targets; changes in the industry; competition; legislative developments; the Company's ability to utilize its tax net operating losses; the ability to reinvest excess cash at an acceptable rate of return; weather conditions; the availability of transportation; price of alternative fuels; costs of coal produced by other countries; and, the effect of regulatory and legal proceedings. Other factors that could cause actual results to differ materially from those in the forward-looking statements, or that could contribute to such a difference, are identified in the Company's 1998 Form 10-K/A and the third quarter 1999 Form 10-Q filed with the SEC.

                                   # # #
        For further information contact Diane Jones (719) 448-5814.